Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

JUDGE:	Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	November	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.

DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Lee Eckert	Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Lee Eckert	12/20/16
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Melanie Kerr	Chief Accounting Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Melanie Kerr	12/20/16
PRINTED NAME OF PREPARER	DATE

Case 16-31854 (Jointly Administered)	1

GENERAL NOTES:

•	This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the “Debtors”). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854.

•	The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, August 9, September 2, September 23, October 21, November 11, and December 6, 2016, and Docket Nos. 11, 59, 288, 569, 733, 832, 903, 1044, 1144 and 1291 for a full description of the Debtors’ cash management system.

•	For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs (“Schedules and Statements”) were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements were filed for each of the remaining Debtors on July 5, 2016. On October 7, 2016, Debtors CHC Group Ltd. and Heli-One Canada ULC filed amended Schedules of Assets and Liability at Docket Nos. 936 and 937, respectively. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated.

•	The Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

◦	The financial statements are unaudited and will not be subject to audit or review by the Debtor’s external auditors at any time in the future and are subject to change.

◦	The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.

◦	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. In particular, the accounting for potential lease rejection claims in accordance with ASC 852.

◦	The MOR does not include explanatory footnotes such as disclosures required under GAAP.

◦	The MOR is not presented in GAAP-based SEC reporting format.

•	Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of MOR 6, payments to insiders.

Case 16-31854 (Jointly Administered)	2

GENERAL NOTES (CONTINUED):

•	The Debtors secured a $200 million bond over their holdings with Bank of America, and a $20 million bond over their holdings with HSBC, representing the significant majority of the cash in the Debtors’ cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors’ central banking entity. The requirements of section 345(b) of the Bankruptcy Code have been waived with respect to all Bank Accounts not held at Bank of America, N.A. or HSBC Bank Canada (see Docket No. 832 and 903).

Case 16-31854 (Jointly Administered)	3

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

COMPARATIVE BALANCE SHEET
SCHEDULE
		AMOUNT	MONTH	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/ DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION
(ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	TOTAL LIABILITIES	$0	$0	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY		$0	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY		$0	$0	$0

Case 16-31854 (Jointly Administered)	4

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (1 of 3)
Comparative Balance Sheet	NOVEMBER 30, 2016

	SEPTEMBER 30,	OCTOBER 31,	NOVEMBER 30,
	2016	2016	2016
Current Assets
Cash and Cash Equivalents	$178,247,193	$164,172,143	$142,509,764
Receivables - sub ledger	90,704,568	104,896,141	94,622,253
Receivables - Other	7,781,443	18,040,742	13,444,398
Current intercompany receivables	802,210,139	829,549,915	798,507,923
Inventories	92,502,574	90,283,701	87,454,821
Prepaid Expenses	14,031,852	15,350,055	13,145,903
Income Taxes Receivable	2,189,725	2,707,562	2,707,276
Other Assets - Current	9,147,988	6,272,045	6,095,932
	$1,196,815,482	$1,231,272,304	$1,158,488,270
Non Current Assets
Restricted Cash	$4,394,487	$5,182,005	$7,275,772
Property & Equipment, net	724,913,540	699,987,512	682,769,368
Investments	757,445,908	738,187,963	744,312,732
Other Assets-Long Term	121,119,254	121,722,384	119,405,248
Long-term intercompany receivables	49,366,032	47,105,091	47,850,747
Deferred Income Tax Assets	263,446	—	—
Intangible Assets	81,442,945	81,409,612	81,409,612
Total Assets	$2,935,761,094	$2,924,866,871	$2,841,511,749

Liabilities & Shareholders Deficit
Current Liabilities
Payables - sub ledger	$20,203,485	$33,099,435	$28,029,502
Payables - accruals and other	98,471,948	101,417,074	96,334,081
Current intercompany payables	190,324,623	228,574,194	203,449,855
Deferred Revenue - Current	7,414,541	15,538,819	11,824,912
Income Taxes Payable	571,597	655,625	809,224
Current Portion of Long Term Debt Obligations	936,976	—	—
Other Liabilities - Current	231,480	2,482,946	3,506,031
	$318,154,650	$381,768,093	$343,953,605
Non-Current Liabilities
Deferred Revenue	3,742,082	7,193,700	7,776,253
Pre-Petition Liabilities	3,442,422,929	3,413,813,686	3,447,642,289
Other Liabilities - Non Current	3,775,034	3,480,082	3,541,969
Deferred Income Tax Liabilities	565,286	647,132	611,956
	$3,450,505,331	$3,425,134,600	$3,459,572,467
Convertible Preferred Shares	643,967,652	643,967,652	643,967,652
Shareholders Deficit	(1,476,866,539)	(1,526,003,474)	(1,605,981,975)
Total Liabilities & Shareholders Deficit	$2,935,761,094	$2,924,866,871	$2,841,511,749

Case 16-31854 (Jointly Administered)	5

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (2 OF 3)
Balance Sheet Support	NOVEMBER 30, 2016

Other assets Current:	SEPTEMBER 30, 2016	OCTOBER 31, 2016	NOVEMBER 30, 2016	Note:

Foreign currency embedded derivatives	$6,168,775	$3,489,919	$3,461,459	(1)
Mobilization costs	2,979,213	2,782,126	2,634,473
	$9,147,988	$6,272,045	$6,095,932
Non-current:
Helicopter operating lease funded residual value
guarantees	$4,135,784	$4,148,194	$4,160,379	(2), (13)
Helicopter deposits	66,169,594	66,169,594	66,169,594	(3)
Security deposits	21,578,863	21,578,865	20,394,844	(4), (13)
Deferred financing costs	8,993,574	8,796,595	8,335,020	(5), (13)
Prepaid helicopter rentals	7,519,538	7,333,990	6,534,006	(6), (13)
Residual value guarantees	670,341	656,494	642,646	(7), (13)
Foreign currency embedded derivatives	7,944,855	9,907,085	10,048,896	(1)
Mobilization costs	685,951	292,452	111,703
Accrued pension asset	516,433	—	242,128
Pension guarantee assets	1,598,216	1,547,908	1,498,635
Other	1,306,105	1,291,207	1,267,397
	$121,119,254	$121,722,384	$119,405,248
Other liabilities
Current:
Restructuring	$—	$2,107,678	$3,482,373	(8)
Foreign currency embedded derivatives	$65,008	$23,658	$23,658	(1)
Deposit received	$166,472	$351,610	$—
	$231,480	$2,482,946	$3,506,031
Non-current:
Restructuring	85,840	—	—	(8), (13)
Accrued pension obligations	763,304	629,217	739,260
Other	2,925,890	2,850,865	2,802,709
	$3,775,034	$3,480,082	$3,541,969
Pre-petition Liabilities:
Long term debt and capital lease obligations	$1,678,070,178	$1,682,060,432	$1,681,245,524	(13)
Payables - sub ledger	31,078,812	33,799,100	32,178,581
Payables - accruals and other	736,484,508	748,257,132	787,165,388
Intercompany payable	795,516,712	757,525,529	767,316,891	(10)
Deferred revenue	48,813,222	52,584,687	44,057,432
Restructuring liability	15,851,048	—	—	(8), (13)
Deferred gains on sale-leasebacks of helicopters	55,798,175	54,231,502	50,963,823	(11), (13)
Accrued pension obligation	34,032,043	32,709,718	32,597,639	(12)
Residual value guarantees	4,639,754	4,639,754	4,639,754	(9), (13)
Contract inducement	3,323,381	3,289,811	3,256,242
Income taxes payable	25,468,585	31,369,509	30,874,504
Other liabilities	13,346,511	13,346,512	13,346,511
	$3,442,422,929	$3,413,813,686	$3,447,642,289

Case 16-31854 (Jointly Administered)	6

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (3 of 3)
Balance Sheet Support	NOVEMBER 30, 2016

Explanatory notes on certain balance sheet items:

(1)	The Debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP.
(2)	At the inception of an operating lease the Debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term.
(3)	Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft.
(4)	Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term.
(5)	Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations.
(6)	Prepaid helicopter rentals relate to advance payments made under operating leases.
(7)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee.
(8)

The Debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, Nonretirement Postemployment Benefits. The Debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations.

The Debtors recognize a liability for excess helicopter operating lease obligations when the Debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the Debtors do not intend to enter to a sublease.

(9)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Debtors will be liable for and to ensure the appropriate liability has been recorded.
(10)	Pre-petition intercompany payables are denominated in several non-USD currencies and have been revalued at the period end rate.
(11)	The Debtors may enter into lease transactions whereby the Debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees.
(12)	The Debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management’s estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet.
(13)	Lease asset and liability balances for rejected leases which have been approved by the court have been charged to reorganization items.

Case 16-31854 (Jointly Administered)	7

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)
SEE ATTACHED SCHEDULE
INCOME STATEMENT
SCHEDULE
		AMOUNT	MONTH	MONTH	MONTH
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOUR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$0	$0	$0	$0

Case 16-31854 (Jointly Administered)	8

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-2
Income Statement	NOVEMBER 30, 2016

	SEPTEMBER	OCTOBER 31,	NOVEMBER
	30, 2016	2016	30, 2016	Note:
Revenue	$70,913,178	$71,195,197	$67,852,918
Operating Expenses
Direct costs	$(67,000,812)	$(64,337,628)	$(58,919,614)
Earnings (loss) from equity accounted investees	(2,212)	(2,533)	(2,790)
General and administration costs	(2,293,480)	(3,727,851)	(3,461,897)
Amortization	(9,178,427)	(16,320,347)	(8,948,782)
Restructuring costs	(1,419,621)	4,401,231	(2,424,671)	(1)
Asset impairment	—	(2,690,864)	—	(6)
Gain (loss) on disposal of assets	113,806	(332,400)	19,954	(2)
Operating income (loss)	$(8,867,568)	$(11,815,195)	$(5,884,882)
Financing charges	(3,630,990)	(38,392,527)	1,776,803	(3)
Reorganization items, net
Professional fees	$(6,352,072)	$(9,428,131)	(10,965,498)	(4)
U.S. trustee fees	(90,000)	12,000	(73,000)
Other (Adjustments to Allowed Claims, debt valuation)	(3,154,403)	(18,849,129)	(36,057,725)	(5)
Loss before income tax	$(22,095,033)	$(78,472,982)	$(51,204,302)
Income tax expense	2,063,970	(1,129,782)	(399,464)
Net loss	$(20,031,063)	$(79,602,764)	$(51,603,766)

Notes:

(1)	Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.
(2)	Relates to disposal of assets in the ordinary course of operations.
(3)	Includes foreign exchange gain (loss).
(4)	Professional fee accruals were $19.3 million at November 30, 2016
(5)	Other adjustments include adjustments to lease related balances for court approved lease rejections including our estimated allowed claim on these leases.
(6)	Relates to impairment of an aircraft held for use.

Case 16-31854 (Jointly Administered)	9

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)
		SEE ATTACHED SCHEDULE

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$0	$0	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0

Case 16-31854 (Jointly Administered)	10

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-3 (1 of 2)
Cash Flow Statement	NOVEMBER 30, 2016

	SEPTEMBER 30, 2016	OCTOBER 31, 2016	NOVEMBER 30, 2016	Note:
Beginning Cash	$171,997,113	$178,247,193	$164,172,143

Total Cash Receipts	82,836,594	70,803,798	73,375,268

Disbursements
Aircraft Leases	10,637,810	7,125,010	18,677,340	(1)
Airport Fees	56,902	130,110	403,474
Benefits	1,398,897	1,171,344	1,085,604
Building & PPE	1,096,057	739,475	1,051,805
Freight / Customs	1,908,424	1,196,246	1,511,514
Fuel	532,038	472,138	619,187
FX / Fees	—	—	—
Information Technology	892,816	651,809	780,704
Insurance	1,062,197	—	3,030,881
OEM	20,002,992	16,950,901	16,168,975
Other expenses	2,221,665	7,536,603	6,302,948
Payroll	11,416,183	10,000,282	9,769,338
Pension	1,090,705	387,831	575,899
Professional and UST fees	3,922,143	7,303,705	9,477,596
Disbursements to Non-Filers	16,145,444	22,864,017	16,130,855	(2)
Indirect and payroll taxes	5,618,617	6,069,852	7,096,031
Training	869,195	829,606	588,850
Travel	1,056,883	997,541	1,082,437	(3)
Total Disbursements	79,928,968	84,426,470	94,353,438

Net Cash Flow	2,907,626	(13,622,672)	(20,978,170)

Revaluation of non-USD cash balances	3,342,454	(452,378)	(684,209)

Closing Balance	$178,247,193	$164,172,143	$142,509,764

Notes:

(1)	Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account in May 2016, recovered in June 2016. Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.

(2)	The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, August 9, September 2, September 23, October 21, November 11, and December 6, 2016 Docket Nos. 11, 59, 288, 569, 733, 832, 903, 1044, 1144 and 1291 for a full description of the Debtors’ cash management system. Under this system, the Debtors’ business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders.

(3)	Travel costs include (a) expenses related to crew and support team relocations, lodging and meals; (b) corporate travel related to Senior Level Management traveling to the various operating locations around the world.

Case 16-31854 (Jointly Administered)	11

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-3 (2 of 2)
Consolidated Debtor Statement of Receipts and Disbursements	NOVEMBER 30, 2016

		SEPTEMBER 30, 2016		OCTOBER 31, 2016		NOVEMBER 30, 2016
Case
Number	Legal Entity	Receipts	Disbursements	Receipts	Disbursements	Receipts	Disbursements
16-31854	CHC Group Ltd.	$—	$4,008,844	$—	$7,540,284	$—	$9,721,653
16-31855	6922767 Holding SARL	—	784	—	7,938	—	3,394
16-31856	Capital Aviation Services B.V.	11,331,089	314,323	6,502,746	115,234	3,844,468	—
16-31857	CHC Cayman ABL Borrower Ltd.	—	186	—	199	—	542
16-31858	CHC Cayman ABL Holdings Ltd.	—	95	—	95	—	96
16-31859	CHC Cayman Investments I Ltd.	19,169,655	26,859,845	21,935,609	28,503,815	22,812,035	34,359,405
16-31860	CHC Den Helder B.V.	1,966,746	139	2,401,674	371	1,447,463	145
16-31862	CHC Global Operations (2008) ULC	977,350	2,451,677	2,355,441	2,173,508	16,472	2,233,095
16-31870	CHC Global Operations Canada (2008) ULC	2,233,804	608,047	1,618,282	406,957	1,550,298	272,664
16-31879	CHC Global Operations International ULC	16	1,060,051	265,119	572,992	2,622,111	1,350,428
16-31892	CHC Helicopter (1) S.a r.l.	43	—	—	377	—	408
16-31895	CHC Helicopter (2) S.a r.l.	43	—	—	377	—	408
16-31878	CHC Helicopter (3) S.a r.l.	43	—	—	377	—	408
16-31882	CHC Helicopter (4) S.a r.l.	43	—	—	377	—	408
16-31890	CHC Helicopter (5) S.a r.l.	43	—	—	377	—	408
16-31872	CHC Helicopter Australia Pty. Ltd.	15,372,163	10,674,342	11,796,115	10,886,169	13,358,814	10,202,841
16-31875	CHC Helicopter Holding S.a r.l.	—	278	—	10,042	—	60,164
16-31863	CHC Helicopter S.A.	4,813	312	—	40,019	—	22,419
16-31865	CHC Helicopters (Barbados) Limited	—	186	—	1,371	—	12,280
16-31867	CHC Helicopters (Barbados) SRL	—	29,751	2,410	63,911	—	100,457
16-31868	CHC Holding (UK) Limited	631,569	63,449	2,065,526	66,219	971,830	11,011
16-31874	CHC Holding NL B.V.	—	156	—	296	—	333
16-31861	CHC Hoofddorp B.V.	—	190,669	12,454	266,909	—	150,123
16-31864	CHC Leasing (Ireland) Limited	—	1,171,330	—	85,053	—	322,752
16-31866	CHC Netherlands B.V.	—	135	—	361	—	423
16-31869	CHC Norway Acquisition Co AS	584	—	—	7,906	12,845	—
16-31871	Heli-One (Netherlands) B.V.	—	968,295	—	470,321	—	712,542
16-31876	Heli-One (Norway) AS	4,300,742	18,589,502	3,934,696	26,197,942	5,866,794	20,252,349
16-31881	Heli-One (US) Inc. (DE)	—	94	—	94	—	94
16-31888	Heli-One (UK) Limited	—	130,735	—	108,733	—	58,192
16-31893	Heli-One Canada ULC	6,242,692	8,592,685	964,173	6,352,689	932,399	14,390,243
16-31894	Heli-One Holdings (UK) Limited	—	108	—	106,494	133,313	24,698
16-31886	Heli-One Leasing (Norway) AS	—	2,344	3,251	1,572	460,967	—
16-31891	Heli-One Leasing ULC	—	1,289	—	2,906	—	964
16-31853	Heli-One USA Inc. (TX)	—	93	—	93	—	93
16-31889	Heliworld Leasing Limited	57,778	15,555	659,097	53,786	1,330,054	87,999
16-31885	Integra Leasing AS	20,547,378	4,193,671	16,287,205	380,310	18,015,404	—
16-31883	Lloyd Bass Strait Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31873	Lloyd Helicopter Services Limited	—	—	—	—	—	—
16-31877	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31880	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31884	Lloyd Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31887	Management Aviation Limited	—	—	—	—	—	—
	Rounding	—	(2)	—	(4)	1	(1)
	Total	$82,836,594	$79,928,968	$70,803,798	$84,426,470	$73,375,268	$94,353,438

Case 16-31854 (Jointly Administered)	12

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

		SCHEDULE	September		November
ACCOUNTS RECEIVABLE AGING		AMOUNT	2016	October 2016	2016
1.	0-30		$71,068,571	$65,872,169	$68,914,804
2.	31-60		8,249,954	20,811,347	12,457,576
3.	61-90		1,678,575	6,327,823	6,010,435
4.	91+		11,857,867	14,482,265	10,163,099
5.	TOTAL ACCOUNTS RECEIVABLE	$0	92,854,967	107,493,604	97,545,914
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		(2,150,399)	(2,597,463)	(2,923,661)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$90,704,568	$104,896,141	$94,622,253

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	November 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	(4,038,376)	—	—	—	(4,038,376)
4.	WITHHOLDING	(1,561,987)	—	—	—	(1,561,987)
5.	REAL PROPERTY	(12,619)	—	—	—	(12,619)
6.	TOTAL TAXES PAYABLE	$(5,612,982)	$0	$0	$0	$(5,612,982)

7.	ACCOUNTS PAYABLE	$(17,384,521)	$(4,660,461)	$(972,811)	$(5,011,709)	$(28,029,502)

STATUS OF POSTPETITION TAXES			MONTH:	November 2016

AMOUNT
		BEGINNING	WITHHELD
		TAX	AND/OR	AMOUNT	ENDING TAX
FEDERAL		LIABILITY	ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$—	$—	$—	$—
2.	FICA-EMPLOYEE	—	—	—	—
3.	FICA-EMPLOYER	—	—	—	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST)	—	—	—	—
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$(3,861,333)	$(2,820,453)	$5,119,799	$(1,561,987)
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	(37,623)	(61,995)	86,999	(12,619)
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER (SEE BELOW)	(3,403,322)	(7,435,162)	6,800,108	(4,038,376)
15.	TOTAL STATE AND LOCAL	(7,302,278)	(10,317,610)	12,006,906	(5,612,982)
16.	TOTAL TAXES	$(7,302,278)	$(10,317,610)	$12,006,906	$(5,612,982)

14.	Other - This relates to foreign withholding and sales taxes for non-U.S. filers.

Case 16-31854 (Jointly Administered)	13

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

			MONTH:	November 2016
		SEE ATTACHED SCHEDULE
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:
B.	ACCOUNT NUMBER:				TOTAL
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT				$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHEQUES				$0
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF CHEQUE LAST WRITTEN				$0

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.	Not applicable
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$142,509,764

Case 16-31854 (Jointly Administered)	14

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	USD	4724	1083	614	614	614
2	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	CHF	4721	1081	714	714	700
3	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	NOK	3051	—	—	—	—
4	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	1,988	1,988	2,103
5	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	GBP	3035	—	—	—	—
6	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,634	—	5,634
7	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	CAD	3019	—	—	—	—
8	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	(80)	(80)	(85)
9	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	4,180	4,180	4,180
10	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	5,367	5,367	5,677
11	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,310	2,310	2,443
12	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	USD	8012	1005	34,552	34,552	34,552
13	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	USD	0028	1058	3,304	3,304	3,304
14	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	230	230	243
15	CHC Cayman ABL Holdings	Bank of America, N.A. (London)	Chequing	USD	4011	1058	858	858	858
16	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	—	—	170
17	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	1,410,648	1,410,648	1,050,683
18	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	EUR	1055	1064	217,550	217,550	230,124
19	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	1,039	1,039	1,297
20	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	11,270	11,270	1,322
21	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	USD	1021	1059	5,900,511	5,900,511	5,900,511
22	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	USD	1013	1058	92,468,371	—	92,468,371

Case 16-31854 (Jointly Administered)	15

CHC Group Ltd., et al.	Monthly Operating Report ACCRUAL BASIS-5
Case Number: 16-31854 (jointly administered)
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
23	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	226,433	226,433	239,520
24	CHC Global Opeartions (2008) ULC	HSBC Bank Canada	Chequing	CAD	2001	1021	373,290	373,290	278,035
25	CHC Global Opeartions (2008) ULC	HSBC Bank Canada	Chequing	USD	2070	1022	428,766	448,899	428,766
26	CHC Global Opeartions (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3111	1005	4,226	4,226	4,226
27	CHC Global Operations Canada	Standard Bank	Chequing	USD	1011	1005	3,576,243	3,576,243	3,576,243
28	CHC Global Operations Canada	Standard Bank	Chequing	MZN	1003	1050	968,814	969,321	13,088
29	CHC Global Operations Canada	HSBC Bank Canada	Chequing	CAD	0001	1021	215,829	221,080	160,755
30	CHC Global Operations Canada	HSBC Bank Canada	Chequing	USD	0070	1022	185,044	185,044	185,044
31	CHC Global Operations Canada	Standard Bank	Chequing	TZS	7455	1050	—	—	—
32	CHC Global Operations Canada	Standard Bank	Chequing	NAD	5854	1096	38,721	38,721	2,748
33	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1005	5,925	5,925	5,925
34	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3096	1005	8,371	8,371	8,371
35	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3070	1005	545	545	545
36	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3062	1005	6,899	6,899	6,899
37	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3054	—	—	—	—
38	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3020	1005	214,510	214,510	214,510
39	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	37,408	37,408	39,570
40	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183	—	2,631,581	2,982,172	4,229
41	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050	57,737,050	58,288,046	92,783
42	CHC Global Operations International ULC	BICI Gabon	Chequing	XAF	8605	1023	5,538,982	5,538,982	8,901
43	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	238,636	238,636	177,742

Case 16-31854 (Jointly Administered)	16

CHC Group Ltd., et al.	Monthly Operating Report ACCRUAL BASIS-5
Case Number: 16-31854 (jointly administered)
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
44	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	395,836	397,025	395,836
45	CHC Global Operations International ULC	Ecobank Benin	Chequing	XOF	8801	1050	18,201,651	18,201,651	29,232
46	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9072	1022	12,205	12,205	12,205
47	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8103	1005	17,516	17,516	17,516
48	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,099	4,099	4,099
49	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	3,132	3,132	3,313
50	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8070	1005	10,639	10,639	10,639
51	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8062	1005	16,897	16,897	16,897
52	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8054	1005	303	303	303
53	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	84,544	84,544	89,431
54	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8020	1005	77,381	77,381	77,381
55	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8012	1050	465,683	465,510	109,343
56	CHC Global Operations International ULC	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	(7,218)	—	(93)
57	CHC Global Operations International ULC	UniCredit Tiriac ASA	Chequing	RON	2000	—	—	—	—
58	CHC Global Operations International ULC-Kazakhstan	ATF Bank	Chequing	USD	0821	1050	34,451,067	33,523,562	103,164
59	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	3705	—	—	—	—
60	CHC Global Operations International ULC - Equatorial Guinea	Bank of America, N.A. (London)	Chequing	EUR	8129	—	—	—	—
61	CHC Global Operations International ULC - Equatorial Guinea	Bank of America, N.A. (London)	Chequing	USD	8111	—	—	—	—
62	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	3,115,903	3,115,903	3,115,903
63	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	7,985	7,985	7,985

Case 16-31854 (Jointly Administered)	17

CHC Group Ltd., et al.	Monthly Operating Report ACCRUAL BASIS-5
Case Number: 16-31854 (jointly administered)
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
64	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	NOK	0043	—	—	—	—
65	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	GBP	0035	—	—	—	—
66	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	CAD	0027	—	—	—	—
67	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0019	—	—	—	—
68	CHC Helicopter (1) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,267	4,267	4,513
69	CHC Helicopter (2) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,272	4,272	4,519
70	CHC Helicopter (3) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,267	4,267	4,513
71	CHC Helicopter (4) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,267	4,267	4,513
72	CHC Helicopter (5) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,267	4,267	4,513
73	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	13,814	13,814	13,814
74	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	2,248	2,248	264
75	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	1,047	1,047	1,307
76	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	12,274	12,274	12,983
77	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	DKK	5032	—	—	—	—
78	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	CAD	5024	—	—	—	—
79	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	193	194	193
80	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	29,392	35,706	14,696
81	CHC Helicopters (Australia)	ANZ Banking Group	Chequing	USD	2002	—	—	—	—
82	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	0038	1011	441	441	326
83	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0020	—	—	—	—
84	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,353	13,353	13,353
85	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	2,383,435	2,383,435	1,760,326
86	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	3,125	3,125	2,308
87	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	853,833	853,833	853,833

Case 16-31854 (Jointly Administered)	18

CHC Group Ltd., et al.	Monthly Operating Report ACCRUAL BASIS-5
Case Number: 16-31854 (jointly administered)
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
88	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	1,326	1,326	1,403
89	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	NOK	4040	—	—	—	—
90	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	CAD	4032	—	—	—	—
91	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	GBP	4024	—	—	—	—
92	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	USD	4016	1059	6,572	6,572	6,572
93	CHC Helicopter Holding S.a.r.l.	ING Luxembourg SA	Chequing	EUR	0000	1075	240,170	240,170	254,051
94	CHC Helicopter Holding S.a.r.l.	JSC CB "RBS (Kazakhstan)"	Chequing	USD	9695	1080	—	—	—
95	CHC Helicopter Holding S.a.r.l.-zug branch	Credit Suisse	Chequing	CHF	1000	1081	219	219	195
96	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,221	20,221	15,061
97	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7023	1058	8,336	8,336	8,336
98	CHC Helicopter S.A.	ING Luxembourg SA	Chequing	EUR	0000	1075	7,897	7,897	8,354
99	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	165	165	123
100	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	1,234	1,234	1,305
101	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,188	12,188	12,188
102	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	NOK	7130	—	—	—	—
103	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7122	—	—	—	—
104	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	GBP	7114	—	—	—	—
105	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7106	—	—	—	—
106	CHC Helicopter S.A.—Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	598	598	633
107	CHC Helicopter S.A.—Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	20,743	20,743	20,743
108	CHC Helicopter S.A.—Branch 1	Credit Suisse	Chequing	CHF	1001	1081	294,962	294,962	289,513
109	CHC Helicopter S.A.-Zug Financial Branch	Bank of America, N.A. (London)	Chequing	USD	7065	1058	3,855	3,855	3,855
110	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	450	450	476

Case 16-31854 (Jointly Administered)	19

CHC Group Ltd., et al.	Monthly Operating Report ACCRUAL BASIS-5
Case Number: 16-31854 (jointly administered)
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
111	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	120,069	120,069	117,851
112	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	DKK	5060	—	—	—	—
113	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	792	792	989
114	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	CAD	5044	—	—	—	—
115	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	583	583	616
116	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	54,658	54,658	6,412
117	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	3,956	3,956	3,956
118	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	146,395	146,395	154,857
119	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	357,472	357,472	446,162
120	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	168,366	168,366	168,366
121	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	USD	4020	1058	3,963	3,963	3,963
122	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	3,701	3,701	3,915
123	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	1,746	1,745	1,746
124	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	83,606	83,606	88,438
125	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	9017	—	—	—	—
126	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	59	59	7
127	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	459	459	572
128	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,113	34,113	34,113
129	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	26,130	17,944	27,641
130	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	3011	1065	—	—	—
131	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,422	3,421	3,422
132	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	6,018	6,018	6,366

Case 16-31854 (Jointly Administered)	20

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
133	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7321	—	—	—	—
134	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	27,241	27,391	3,196
135	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1001	—	—	—
136	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	74,643	78,129	78,958
137	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	13,325	13,325	13,325
138	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	32,651	32,651	24,319
139	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	4,719	64,775	5,890
140	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7356	—	—	—	—
141	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7348	—	—	—	—
142	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7062	—	—	—	—
143	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	2144	—	—	—	—
144	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1312	—	—	—	—
145	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1044	—	—	—	—
146	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	3,233	3,233	3,233
147	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	59,850	59,850	63,309
148	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	9036	—	—	—	—
149	Heli-One (Norway) AS	Nordea	Chequing	NOK	7372	—	—	—	—
150	Heli-One (Norway) AS—UK Branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	17,976	17,975	22,436
151	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3335	1005	95	—	95
152	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3327	—	—	—	—
153	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3319	—	—	—	—
154	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3301	—	—	—	—
155	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3294	—	—	—	—
156	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3286	—	—	—	—

Case 16-31854 (Jointly Administered)	21

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
157	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3278	1058	—	—	—
158	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3260	—	—	—	—
159	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3252	—	—	—	—
160	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3244	—	—	—	—
161	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3236	—	—	—	—
162	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3228	—	—	—	—
163	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3210	—	—	—	—
164	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3202	—	—	—	—
165	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	739	—	551
166	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	189,091	219,093	140,839
167	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	46,988	426,035	46,988
168	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	533,837	1,205,664	397,614
169	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	1,630,111	1,871,223	1,630,111
170	Heli-One Canada ULC	Societe Generale (USA)	Chequing	DKK	3599	1006	18,766	18,766	18,766
171	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	86,426	86,426	12,289
172	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	27,045	27,045	19,975
173	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	2,298	2,298	2,430
174	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	9,129	9,129	9,129
175	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	2,025	2,025	1,508
176	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	13,321	13,321	1,563
177	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	1,494	1,494	1,865
178	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	1,032	1,032	1,032
179	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	1,097	1,097	1,370

Case 16-31854 (Jointly Administered)	22

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
180	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	8,285	8,285	8,285
181	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	224	224	167
182	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	1,011	1,011	1,069
183	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	2,827	2,827	332
184	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	722	722	764
185	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	31,074	31,074	23,145
186	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	26,364	26,364	26,364
187	Heli-One Holdings (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	1033	1010	109,083	109,083	136,147
188	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	28,938	35,013	3,395
189	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	7380	—	—	—	—
190	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	306
191	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	513,301	53,321	513,303
192	Heli-One Leasing (Norway) AS	HSBC Bank Canada	Chequing	GBP	1093	1010	33	—	41
193	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3147	—	—	—	—
194	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	46,397	46,397	34,557
195	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	USD	5070	1022	51,598	51,598	51,598
196	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,293	1,293	1,613
197	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	DKK	0057	—	—	—	—
198	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1064	6,348	6,348	6,714
199	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	3,152	3,152	370
200	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	CAD	0023	—	—	—	—
201	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	18,953	18,953	18,953
202	Heli-One Leasing ULC	The Royal Bank of Scotland Group	Restricted Account	USD	4306	—	—	—	—

Case 16-31854 (Jointly Administered)	23

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
203	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	162,585,746	1,746,651	102,144
204	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	47,225	119,033	49,955
205	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	1,421,399	349,041	1,421,403
206	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	42,842	24,010	31,910
207	Heli-One Norway AS	Nordea	Chequing	GBP	1077	1010	(27,990)	251,146	(34,934)
208	Heli-One Norway AS	Nordea	Chequing	USD	1051	1001	—	—	—
209	Heli-One Norway AS	Nordea	Chequing	NOK	2785	—	—	—	—
210	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	1005	—	—	—
211	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	26,823	26,823	33,478
212	Heli-One UK Ltd.	Nordea	Chequing	USD	1768	1006	78,865	78,865	78,865
213	Heli-One (U.S.) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	10,949	13,740	10,949
214	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	45,740	45,740	45,740
215	Heliworld Leasing Limited	Commonwealth Bank	Chequing	EUR	5033	1025	18,853	—	19,943
216	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	67,353	67,353	67,353
217	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	18,960	18,960	23,664
218	Integra Leasing AS	Nordea	Chequing	NOK	7437	1080	—	—	—
219	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	82,920	82,920	87,713
220	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	390,795	342,146	45,844
221	Integra Leasing AS	Nordea	Chequing	USD	1764	1006	—	—	—
222	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	92,232	112,737	92,233
223	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	3,562	3,562	3,768
224	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	11,414,094	11,414,094	8,430,074
225	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	3015	1058	8,245,960	8,245,960	8,245,958
226	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	7106	1058	311	311	311

Case 16-31854 (Jointly Administered)	24

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
227	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	GBP	7114	1061	36	36	45
228	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	EUR	7122	1064	1,258	1,258	1,331
229	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	NOK	7130	1066	1,496	1,496	176
230	CHC Global Operationals International Equatorial Guinea Branch	Bank of America	Chequing	EUR	8129	1025	158	158	167
231	CHC Global Operationals International Equatorial Guinea Branch	Bank of America	Chequing	USD	8111	1005	50	50	50
232	Heli-One Canada ULC	Petty cash	Petty Cash	USD	NA	1090	378	NA	378
233	CHC Global Operations International ULC-Kazakhstan	Petty cash	Petty Cash	USD	NA	1090	593	NA	593
234	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Petty cash	Petty Cash	USD	NA	1090	3,823	NA	3,823
235	CHC Global Opeartions (2008) ULC	Imprest	Petty Cash	USD	NA	1080	16,554	NA	16,554
236	CHC Global Operations International ULC	Imprest	Petty Cash	USD	NA	1080	16,718	NA	16,718
237	CHC Helicopter Australia Pty Ltd.	Petty cash	Petty Cash	USD	NA	1090	153,386	NA	153,386
238	CHC Holding (UK) Limited	Payment in transit	Payment in transit	USD	NA	1093	123,547	NA	123,547
239	CHC Global Operations International ULC-Kazakhstan Branch	Imprest	Petty Cash	USD	NA	1080	3,912	NA	3,912
240	CHC Helicopter Australia Pty Ltd.	Payment in transit	Payment in transit	USD	NA	1093	1,156,065	NA	1,156,065
241	Integra Leasing AS	Payment in transit	Payment in transit	USD	NA	1093	5,379,816	NA	5,379,816
242	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Payment in transit	Payment in transit	USD	NA	1093	16,070	NA	16,070
243	CHC Global Operations International ULC-Kazakhstan Branch	Imprest	Petty Cash	USD	NA	1051	10,922	NA	10,919
	Balance per financial statements								$142,509,764

Case 16-31854 (Jointly Administered)	25

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	NOVEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	580	—	2,400,000	2,400,000	7,068
2	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	432	—	148,000	148,000	436
3	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	377	—	740,000	740,000	2,179
4	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	309	—	150,000	150,000	442
5	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	246	—	441,000	441,000	1,299
6	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	68	—	1,359,000	1,359,000	4,002
7	CHC Helicopter Australia Pty Ltd.	ANZ Banking Group	Restricted	USD	1	—	—	—	—
8	Heli-One Canada ULC	HSBC Bank	Restricted	USD	—	—	3,162,981	3,162,981	3,162,981
9	Lloyd Helicopters Pty Ltd.	Commonwealth	Restricted	AUD	—	—	4,401,856	4,401,856	3,251,066
10	RBS re Lombard Leasing Heli One Leasing	RBS	Restricted	USD	—	—	92	92	92
11	Heli-One Norway AS	Nordea	Restricted	Nok	—	—	7,213,426	7,213,426	846,207
	Total restricted cash								$7,275,772

Case 16-31854 (Jointly Administered)	26

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	CHC Group Ltd., et al.	Page 1 of 5

CASE NUMBER:	16-31854 (jointly administered)

				MONTH:	November 2016
PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF PAYMENT	AMOUNT	TOTAL PAID
	NAME		PAID	TO DATE
1.	John McKenna	Calendar Q2 Director Fees	$—	$75,000
2.	William Schrader	Calendar Q2 Director Fees	—	72,500
3.	William Schrader	BoD Expenses	—	1,409
4.	William Transier	Calendar Q2 Director Fees	—	70,000
5.	William Transier	BoD Expenses	—	948
6.	TOTAL PAYMENTS TO INSIDERS		$—	$219,857

Refer also to general notes regarding employees appointed as statutory directors.

PROFESSIONALS
		DATE OF COURT
		ORDER				TOTAL
		AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED &
	NAME	PAYMENT	APPROVED	PAID	TO DATE	UNPAID
1.	AKIN GRUMP STRAUSS HAUER & FELD LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED	$1,332,933	$4,818,516
2.	ALVAREZ & MARSAL, LLC	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		910,497	—
3.	ARENDT & MEDERNACH SA	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		6,266
4.	BRAUW BLACKSTONE DEN HAAG	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED	3,024	11,665
5.	CDG GROUP LLC	DOCKET 266	AS INVOICED		1,625,583
6	DEBEVOISE & PLIMPTON LLP	DOCKET 644	AS INVOICED	3,195,763	4,339,805
7.	DLA PIPER US LLP	DOCKET 830	AS INVOICED	106,650	435,704
8.	ELVINGER, HOSS & PRUSSEN	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED	5,642	5,642
9.	ERNST & YOUNG LLP	DOCKET 562	AS INVOICED	1,023,626	1,023,626
10.	FTI CONSULTING (US)	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		606,773	—
11.	GARDERE WYNNE SEWELL LLP	DOCKET 643	AS INVOICED	324,086	379,129
12.	GREENHILL & CO., LLC	DOCKET 576	AS INVOICED	100,672	357,237
13.	HOLLAND & KNIGHT LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		311,233
14.	HOULIHAN LOCKEY	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED	405,236	838,059

Case 16-31854 (Jointly Administered)	27

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	CHC Group Ltd., et al.	Page 2 of 5

CASE NUMBER:	16-31854 (jointly administered)

				MONTH:	November 2016

PROFESSIONALS CONT.
		DATE OF COURT
		ORDER				TOTAL
		AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED &
	NAME	PAYMENT	APPROVED	PAID	TO DATE	UNPAID
15.	HWL EBSWORTH LAWYERS	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		4,676
16.	KRAMER, LEVIN NAFTALIS & FRANKEL LLP	DOCKET 641	AS INVOICED	516,599	1,618,652
17.	KURTZMAN CARSON CONSULTANTS LLC	DOCKET 60	AS INVOICED	60,679	806,374
18.	LATHAM & WATKINS	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED	29,682	478,772
19.	MORGAN, LEWIS & BOCKIUS LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		199,279
20.	NORTON ROSE	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED	601,231	2,526,999
21.	OSLER, HOSKIN & HARCOURT LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		16,948
22.	PAUL HASTINGS LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		1,712,429	417,293
23.	PJT PARTNERS LP	DOCKET 331	AS INVOICED		473,319
24.	PRICEWATERHOUSE COOPERS LLP (US)	DOCKET 680	AS INVOICED		729,204
25.	SAGE POPOVICH, INC.	DOCKET 904	AS INVOICED	23,780	246,780
26.	SEABURY CORPORATE ADVISORS LLC	DOCKET 329	AS INVOICED	133,118	560,985
27.	THOMMESSEN KREFTING KREVE LUND AS	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		2,917
28.	VLC ASSOCIATES LTD.	DOCKET 581	AS INVOICED	239,234	905,620
29.	WEIL, GOTSHAL & MAGES LLP	DOCKET 328	AS INVOICED	1,375,641	5,510,288
30.	WINSTEAD	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291	AS INVOICED		22,638
	TOTAL PAYMENTS TO PROFESSIONALS			$9,477,596	$31,485,615	$417,293

CHC has objected to 30% & 35% fees respectively for amounts invoiced by Paul Hastings in May & June 2016. The total amount, $417,293, remains unpaid at this time.

The payment made to Sage Popovich, Inc. was approved by Court (see Docket No. 904) and was initially advanced by a non-Debtor. That amount is expected to be charged back to a Debtor entity in November.

Case 16-31854 (Jointly Administered)	28

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	CHC Group Ltd., et al.		Page 3 of 5

CASE NUMBER:	16-31854 (jointly administered)
		MONTH:	November 2016

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

SCHEDULED
		MONTHLY	AMOUNTS
		PAYMENTS	PAID DURING	TOTAL UNPAID
	NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1.	See attached schedule
2.
3.	TOTAL	$0	$0	$0

Case 16-31854 (Jointly Administered)	29

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-6 (4 of 5)
Post Petition Status of Secured Notes, Leases Payable and Adequate
Protection Payments - AIRCRAFT LEASES	NOVEMBER 30, 2016

	Scheduled
	Monthly	Amounts	Total Unpaid
	Payments	Paid During	Post Petition
Creditor	Due (A)	Month (B)	(C)	Note:
AE Helicopter (5) Ltd.	97,314	280,694	88,592
AE Helicopter (6) Ltd.	97,314	280,694	88,592
ANZ Leasing (VIC) Pty Ltd	351,675	345,329	646,102
Brent Investments LLP	—	—	250,898
Element Capital Corp.	100,645	104,000	77,161
GE Capital Equipment Finance Ltd	85,232	—	88,073
GE European Equipment Finance (Aircraft No. 2) Limited	100,904	308,563	87,193
Leonardo Helicopter (1) LLC	97,797	—	683,402
Leonardo Helicopter (2) LLC	106,011	—	349,835
Leonardo Helicopter (3) LLC	106,667	—	323,556
Leonardo Helicopter (6) LLC	111,628	341,450	85,456
Lobo Leasing SPV A Limited	464,676	468,200	358,953
Lombard North Central PLC.	230,875	229,804	170,777
Lombard North Central PLC. - EDC	438,485	445,100	281,031
Macquarie Rotorcraft Leasing (Ireland) Ltd	207,301	153,340	418,200
Milestone Aviation Holding Group No. 20 Ltd	145,448	142,147	293,474
Milestone Aviation Holding Group No. 25 Ltd	2,869,402	8,642,381	9,270,750
Milestone Aviation Holding Group No. 8 Ltd	1,494,878	3,284,190	3,874,574
Milestone Export Leasing, Ltd	763,493	763,493	2,170,262
Parilease SAS	64,263	64,750	49,642
SE Helicopter (12) LLC - Ex-Im Bank USA	215,407	—	516,977
SE Helicopter (12) LLC - Export Development Corporation	17,192	—	41,261
Skandinaviska Enskilda Banken AB (PUBL)	71,101	—	127,981
Waypoint Asset Co 3 Limited	1,030,673	1,290,120	3,231,776
Waypoint Asset Co 6 Limited	594,138	—	2,437,027
Waypoint Asset Co 8 Limited	585,550	256,305	1,778,654
Waypoint Asset Company Number 1 (Ireland) Ltd	708,611	537,688	2,289,819
Waypoint Asset Company Number 2 (Ireland) Ltd	726,056	739,092	1,783,765
Grand Total	$11,882,736	$18,677,340	$31,863,783

Notes: The above excludes the 71 approved rejected leases as at November 1, 2016.

(A)	Refers to the rent amount covering the period November 1, 2016 - November 30, 2016 (including fees and taxes).
(B)	Refers to the total rent amount paid in November 2016 (including advance payments).
(C)	Refers to the rent amount covering the period May 5, 2016 - November 30, 2016 unpaid as of November 30, 2016.

Case 16-31854 (Jointly Administered)	30

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-6 (5 of 5)
Post Petition Status of Secured Notes, Leases Payable and Adequate
Protection Payments - DEBT	NOVEMBER 30, 2016

		Scheduled
		Monthly	Amounts
		Payments	Paid during	Total Unpaid
Creditor	Type of Debt	Due	Month	Post Petition	Note:
HSBC	Senior Secured Note (SSN 1&2)	$7,818,479	—	$53,947,507
HSBC	Senior Unsecured Note (SUN)	740,096	—	5,106,663
HSBC	Senior Secured Revolver (SSR)	1,768,707	—	11,734,389
MORGAN STANLEY	ABL Revolver Loan (ABL)	481,120	—	3,304,080
TOTAL		$10,808,402	—	$74,092,639

Interest on our long-term debt obligations is calculated based on the non-default interest rates in effect for the period and is calculated based on a 30/360 basis. The unpaid post petition column includes the prorated post petition period for May and per regular terms thereafter.

Case 16-31854 (Jointly Administered)	31

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

	MONTH:	November 2016
QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	✓
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	✓
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	✓
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	✓
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	✓
12.	ARE ANY WAGE PAYMENTS PAST DUE?		✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES”, PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2.	Refer to General Notes regarding status of bonding.
3.	Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd. in the normal course of operations.
4. & 11.	Payments have been made by debtors in accordance with the approved tax,wage, severance and customer deposits order.
5.	Intercompany only. Cash management order Docket Nos. 11, 59, 288, 569, 733, 832, 903, 1044, 1144 and 1291.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	✓
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	✓
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO”, OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACHE ADDITIONAL SHEETS IF NECESSARY.
Refer to Insurance Order Docket #268.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
$0

Case 16-31854 (Jointly Administered)	32

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-7 (1 of 1)
Additional MOR Reporting	NOVEMBER 30, 2016

Sr.		Amount (in
No.	Reporting Requirements (Order / Docket)	USD)	Comments

1.	Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287)	$439,136

2.	Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268)	—

3.	Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292)	—

4.	Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289)	159,392

5.	Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272)	750,290

6.	Amounts paid to Repair Shops, Shippers, Warehousemen and other lien claimants pursuant to the Repair Shop Order (Docket 689)	2,043,174	(A)

Local currency amounts have been converted to USD using Bank of Canada period end conversion Rate

(A)	This number includes both prepetition and postpetition amounts paid pursuant to the Repair Shop order. The Debtors estimate that only a small fraction of the number relates to prepetition claims.

Case 16-31854 (Jointly Administered)	33